UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 31, 2019 (December 19, 2019)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

Explanatory Note

This Current Report on Form 8-K/A is being filed by Wheeler Real Estate Investment Trust, Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on December 26, 2019 to announce the preliminary results of the Company’s Annual Meeting of Shareholders held on December 19, 2019 (the “Annual Meeting”). This Amendment is being filed to disclose the final, certified voting results received from First Coast Results, Inc. (“FCR”), the independent inspector of elections for the Annual Meeting.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting of Stockholders

The Company’s 2019 Annual Meeting was held on December 19, 2019, in Virginia Beach, Virginia. On December 23, 2019, FCR delivered its preliminary voting results for each of the matters submitted to a vote at the Annual Meeting. On December 31, 2019, FCR delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.

According to FCR’s final tabulation of voting, shareholders representing 7,342,982 shares, or 75.75%, of the Company’s common stock outstanding as of the record date for the Annual Meeting were present in person or were represented at the meeting by proxy.

Proposal 1: Election of Directors

Under plurality voting, the eight nominees who receive the most “FOR” votes are elected as directors. According to the final voting results, the Company’s shareholders elected Deborah Markus, Stefani Carter, Andrew Jones, Clayton Andrews, Carl McGowan, Jr., Joseph Stilwell, Paula Poskon and Kerry Campbell as directors for one-year terms. The final tabulation of voting results for the election of directors as provided by FCR is set forth below.

Board of Directors Nominees:

Nominee	Votes Cast For	Votes Withheld

David Kelly	873,706	45,669

Deborah Markus	6,677,214	67,005

Jeffrey M. Zwerdling	867,492	51,883

Stefani Carter	6,678,074	66,145

Andrew R. Jones	6,530,076	214,143

Clayton Andrews	6,555,502	188,717

Carl B. McGowan, Jr.	6,384,788	359,431

John P. McAuliffe	859,384	59,991

Stilwell Group Nominees:

Nominee	Votes Cast For	Votes Withheld

Joseph D. Stilwell	6,341,859	81,747

Paula J. Poskon	6,399,648	23,958

Kerry G. Campbell	6,212,822	210,784

Proposal 2: Advisory (non-binding) Vote on Executive Compensation

According to the final voting results, the advisory, non-binding resolution to approve the Company’s executive compensation, as described in the Company’s proxy statement, was not approved by the Company’s stockholders, by the votes indicated below.

Votes For	Votes Against	Abstentions

965,745	6,349,799	27,433

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

According to the final voting results, the Company’s stockholders, by a majority of votes cast, approved the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, by the votes indicated below.

Votes For	Votes Against	Abstentions

7,250,175	52,463	40,344

Proposal 4: Approval of the 2019 Long-Term Incentive Plan

According to the final voting results, the Company’s 2019 Long-Term Incentive Plan, was not approved by the Company’s stockholders, by the votes indicated below.

Votes For	Votes Against	Abstentions

986,250	5,755,422	601,307

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly Chief Executive Officer

Dated: December 31, 2019

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